EXHIBIT  10.1


10.1 Lease Agreement dated as of June 19, 1998, between the Registrant and Mack-Cali Texas Property, L.P.


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                               ASSIGNMENT OF LEASE


THIS ASSIGNMENT OF LEASE (this "Assignment") is executed by Kevin R. Petterson
                                                            --------------------
Sam  L  Little  d/b/a  Networks-on Line. ("Assignor") ,and Comtech Consolidation
--------------------------------------------------------------------------------
Group - (Inc.,"Assigneee")
--------------------------

                                   RECITALS:

A.     Pursuant  to  the  agreement(s)  attached  her     as  Exhibit  A.  (the
"Lease"),  Assignor  is  currently  leasing  from Mack-Cali Texas Proper. LP. as
                                                  ------------------------------
successor  in  interest  to  Town  and  Country  Central  One  Investors.  LP.
--------------------------------------------------------------------------------
("Landlord") certain Premises generally described as follows: Suite 460 at 10497 Town and Country Way Houston, Harris County. Texas 77024.

B. Assignor desires in the Lease to Assignee and Assignee desires to accept such assignment, all on the terms and conditions hereafter set forth.

NOW THEREFORE, inconsideration of the agreements herein, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged.
Assignor  and  Assignee  spec  as  follows:

1. Assignor assigns and transfers to Assignee all of its rights, title, and interest in and to the Lease and Assignee hereby accepts such assignment mid
Sistine. and agrees to perform and be bound by all the terms, covenants and, conditions of the Lease.

2. Assignor represents mid warrants to Auspice and Landlord that (a) the Lease is in lull force and effect and has not previously been amended or modified as reflected in Exhibit A. and (b) there exists no event or circumstance that with or without notice, or the passage of time, or both, could constitute a default or breach of the Lease by Landlord or by Assignor.

3. All notices or other communication from Landlord to the Tenant under the Lease are to be delivered to Assignee at the following address:

                     10497 Town and Country, Way, Suite 460
                     --------------------------------------
                             Houston,  Texas  77024
                             ----------------------

4. Landlord shall deal solely with Assignee in all matters relating to the Lease. Any amendment, writing, waiver, or other act relating to the Lease by Assignee will bind only the Assignee and Landlord. This agreement constitutes a novation of the Lease, and assignors are released from any obligations and liabilities under the lease.

EXECUTED by Assignor and Assignee on March___ 1992, to be effective only if and when Landlord executes the Landlord's consent to Assignment below.

ASSIGNOR:                                ASSIGNEE:

Kevin R. Petters and Sam L little        Comtech  Group,  INC.
D/b/a  Networks  on  Line

By:/s/ Kevin  R.  Peterson               By: /s/ Richard  A. Belhman
   ---------------------------              ------------------------------------

Name:  Kevin  R.  Peterson               Name:   Richard  A. Behlman
                                             -----------------------------------
Title:  Individual                       Title:     President


By: /s/ Sam  L  Little
   -----------------------------

Name:  Sam  L  Little
Title:  Individually

Landlord  consents  to  the  foregoing  Assignment  effective  March___  1992

Mack-Call  Texas  Property,  L.L.P.
through  its  General  Partner.
Mack-Call  Sub  XVII,  Inc.


By:_______________________________

Name:  James  L  Metlz,  Jr.
Its:  Vice  President  &  COO

                       FIRST AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------


     THIS FIRST AMENDMENT TO LEASE AGREEMENT ("First Amendment") is made as of October ,1994, by and been TOWN AND COUNTRY CENTRAL ONE INVESTORS, L.P., (hereinafter "Landlord"), with an address of 3030 LBJ Freeway, Suite 1500, Dallas, Texas 75234, and Kevin R. Petterson and Sam L. Little d/b/a Networks On-Line (hereinafter "Tenant").

                               W I T N E S S E T H:
                               --------------------

RECITALS:
---------

     WHEREAS, Landlord and Tenant hereby confirm and ratify, except as modified below, all of the terms, conditions and covenants in that certain written Lease Agreement dated March 7, 1994, (hereinafter the "Lease"), between Landlord and Tenant for the rental of the following described property;

     Approximately 1,440 rentable square feet of office space designated as Suite 460, situated on the fourth floor of the office building located at 10497 Town & Country Way, Houston, Hams County, Texas and more commonly known as Town and Country Central One;

     WHEREAS, Landlord and Tenant desire to amend the Lease in order to reflect certain agreements concerning the Leased Premises;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

AGREEMENTS:
-----------

     1.      Additional  Source.  Effective on the Additional Space Commencement
             ------------------
Date (hereinafter defined) the parties hereby add to the Leased Premises an additional 1,528 square feet of net rentable area (the "Additional Space") contiguous to the Leased Premises and shown on Exhibit 'A-i" and 'A-2" attached hereto and incorporated herein for all purposes. After the Additional Space Commencement Date, the Leased Premises shall contain 2,968 square feet of net rentable area.

     2.     Additional  Source  Commencement  Date.     The  "Additional  Space
            --------------------------------------
Commencement Date" shall be the first occurring of (i) December 1, 1994, or (ii) the date on which the Additional Premises are substantially complete and ready for occupancy by Tenant.

     3.      Base Rental. Effective with the Additional Space Commencement Date,
             -----------
the new monthly Base Rental payment shall be increased as a result of this expansion as follows:

               $ 9,893.32 (Nine thousand eight hundred ninety-three and 32/100 Dollars) ($10.00 per rest, payable in monthly installments of $2,473.33 (Two thousand four hundred seventy-three and 33/100 Dollars) per month beginning on the Additional Space Commencement Date through March 31, 1995;

               $ 31,164.00 (Thirty-one thousand one hundred sixty-four and 00/100 Dollars) per year, ($10.50 per rsf), payable in monthly installments of $2,597.00 (Two thousand five hundred ninety-seven and 00/100 Dollars) per month beginning April 1, 1995 through March 31, 1996;

               $ 38,089.38 (Thirty-eight thousand eighty-nine and 38/100 Dollars) per year, ($11.00 per rsf), payable in monthly installments of $2,720.67 (Two thousand seven hundred twenty and 67/100 Dollars) per month beginning April 1, 1996 through May 31, 1997.

               $ 35,616.00 (Thirty-five thousand six hundred sixteen and 001100 Dollars) per year, ($12.00 per rsf), payable in monthly installments of $2,968.00 (Two thousand nine hundred sixty-eight and 00/100 Dollars) per month beginning June 1, 1997 through May 31,1998.

     4.     Extension  of  Term.     The Additional Space is added to the Leased
            -------------------
Premises for the entire Term of this Lease which is hereby extended by this First Amendment to Lease Agreement for twelve (12) additional months and now expires on May 31, 1998.

     5.     Improvements.  Landlord  agrees  to  provide  Tenant  with  turnkey
            ------------
construction of the improvements outlined on the construction documents prepared by Architectural and Engineering Associates, dated September 26, 1994, a copy of which is attached hereto by reference.

     6.     Guaranty  of  Lease. Guaranty of Lease executed by Kevin and applies
            -------------------
to  the  Lease,  as  amended.

     7. Except as modified herein all other Agreement shall remain in full force and effect.


LANDLORD                                       TENANT
--------                                       ------
Town and Country Central One Investors, L.P.   Kevin R. Petters and Sam L little
     through  its  General  Partner,           D/b/a  Networks  on  Line
          Town  and  Country
               Operating  Corporation



By: /s/ James L Mertz                          BY: /s/ Kevin  R.  Peterson
   ---------------------------                    ------------------------------
Name:   James L Mertz                          Name:   Kevin  R.  Peterson
Title:  Vice  President                        Title:  An  Individual



                                               By: /s/ Sam  L.  Little
                                                  ------------------------------
                                               Name:   Sam  L.  Little
                                               Title:  An  Individual

                    SECOND  AMENDMENT  TO LEASE AGREEMENT

     INITIAL         INITIAL
     --------         --------
     |      |         |      |
     |  RB  |         |  JM  |
     |      |         |      |
     --------         --------


     THIS SECOND AMENDMENT TO LEASE AGREEMENT ("Second Amendment") Is made as Of June 19, 1998, by and between Mack-Call Texas Property, L. P., as successor
        --
In Interest to TOWN At4D COUNTRY CENTRAL ONE INVESTORS, LP., (hereinafter "Landlord") with an address of 3030 LBJ Freeway, Suite 1500, Dallas, Texas 75234, and Comtech Consolidation Group, Inc., as successor In Interest to Kevin
R. Petterson and Sam  L  Little d/b/a  Networks on Line, (hereinafter 'Tenant").

A. Tenant occupies the Leased Premises containing 2,968 square feet of Net Rentable Area designated as Suite 460 In the Building known as Town and Country Central One, located at 10497 Town and Country Way. Houston, Harris
County. Texas, under the terms of that certain Lease Agreement dated March 7, 1994. (the Lease).

B. Landlord and Tenant desire to extend the Term of the Lease and make certain other related changes to the Lease.

    NOW THEREFORE, In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which Is hereby acknowledged, Landlord and Tenant agree as follows:

     1.     Extension Of Lease Term     The Term of the Lease is hereby extended
            -----------------------
for  an  additional  thirty-six (36) months and shall now expire on May 31.2001.

     2.     Base Rental Effective June 1. 1998 the Base Rental shall Increase to
            ----------
forty six thousand four and 04/100 Dollars ($46,004.04) annually ($15.50 RSF), payable In monthly Installments of three thousand eight hundred thirty-three and 67/100 Dollars ($3,833.67).

     3.     Lease  Hold  Improvements     Landlord shall provide a refurbishment
            ------------------------
allowance to provide for the construction of permanent Improvements to the Leased Premises in accordance with the provisions of Rider 1 attached hereto.

     4.     Operating  Expense  Base.  Effective  June  1,  1998, the Basic Cost
            ------------------------
Component, Tax Component and Utilities Component shall be modified to be the amount of Basic Costs, Tax Costs and Utility Costs for the calendar year 1998 calculated per square foot of Net Rentable Area in the Leased Premises.

     5.     Parking.     Landlord shall provide a total of thirteen (13) parking
            ------
spaces In the Building's parking  garage for Tenants use on an unreserved basis.

     6. Except as expressly amended hereby, all terms and provisions of the Lease remain unchanged, and as amended, the Lease continues In full force and effect. Terms used and not otherwise defined In this Second Amendment have the same meanings as In the Lease itself.

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.

LANDLORD                         TENANT
--------                         ------
Mack-Call Texas Property, L.P.   Comtech  Consolidated  Group,  Inc.
through Its General Partner,
Mack-Call  Sub  XVII,  Inc.


By: /s/James  L.  Mertz  Jr.     By: /s/ Richard A. Behlmann
   ---------------------------      --------------------------------
Name:  James  L.  Mertz  Jr.     Name:   Richard A. Behlmann
Title:  Vice  President          Title:  President

                                   FLOOR PLAN



PRELIMINARY  FLOOR  PLAN #4
================================================================================
   NOTE:  ALL ROOM SIZES ARE APPROXIMATE



                   [PRELIMINARY FLOOR PLAN #4 GRAPHIC OMITED]


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